Filed pursuant to Rule 433(d)

Registration Statement No. 333-131369

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$xx.xx $xx.xx


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ELEMENTS℠ Linked to the Rogers International Commodity Index® - Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® - Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® - Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Market Data As of market close N.A.
Closing Price: $xx.xx
Net Change: $xx.xx
% Change: xx.xx%
52-week High/Low: $xx.xx/$xx.xx
Volume: 0 xxxx
20 Day Volume Average: xxxx
Units Outstanding: xxxxxxx
Market Capitalization*xxxxxxxx
*Market Capitalization = Closing Price x Units Outstanding
No data available at this time
5 Day
1 Month
3 Month
1 Year
5 Year
Indicative Values
Closing Indicative Value*: $xx.xx
Weekly Repurchase Value*: $xx.xx
*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.
Returns
As of market close N.A.
Timeframe
1 mo
3 mo
6 mo
YTD
1 yr
3 yr
5 yr
Since Note
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ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
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ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure   Prospectus   Printable Format

Market Data | Returns | Profile | Components

Closing Indicative Value*:		$xx.xx
Weekly Repurchase Value*:		$xx.xx

*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.

Returns As of market close N.A.

Timeframe	1 mo	3 mo	6 mo	YTD	1 yr	3 yr	5 yr	Since Note Inception
Dow Jones-AIG® Commodity Index Total Return℠	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%
Rogers International Commodity Index- Total Return	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%
RICI- Total Return ELEMENTS	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%

3yr and 5yr represent annualized returns. The performance quoted represents historical performance and is not an indication that the return on the ELEMENTS or the underlying index is more or less likely to increase or


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ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
3yr and 5yr represent annualized returns. The performance quoted represents historical performance and is not an indication that the return on the ELEMENTS or the underlying index is more or less likely to increase or decrease at any time during the term of the ELEMENTS. There can be no assurance that the future performance of the ELEMENTS or the index will result in holders of the ELEMENTS receiving a positive return on their investment.
Profile
Issuer: SEK (Aa1/AA+)
Primary Exchange: AMEX
Ticker: RJI
Intraday Indicative Value Ticker: RJIIV
Bloomberg Index Ticker: ROGRTR
CUSIP: 870297801
Inception Date:
Maturity Date:
Initial Index Level:
Denomination: $10.00
Short Sales* : Yes on an up or down tick
Yearly Fee* : 0.75%
With short sales, an investor risks paying more for a security than the amount one received from its sale.
Components
As of 04/05/2007
© 2007 MLPF&S Inc. All Rights Reserved.
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- Current Offerings
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
- ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
- Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Components

As of 04/05/2007



Rogers International Commodity Index® - Total Return℠
Wheat 20.06%
Corn 13.61%
Cotton 11.60%
Soybeans 8.60%
Sugar 5.73%
Soybean Oil 5.73%
Live Cattle 5.73%
Coffee 5.73%
Rubber 2.87%
Lumber 2.87%
Lean Hogs 2.87%
Cocoa 2.87%
Soybean Meal 2.15%
Canola 1.92%
Orange Juice 1.89%
Azuki Beans 1.43%
Rice 1.43%
Oats 1.43%
Barley 0.77%
Greasy Wool 0.72%
Agriculture 34.90%
Metals 21.10%
Energy 44%
Aluminum 18.96%
Copper 18.96%
Gold 14.22%
Zinc 9.48%
Silver 9.48%
Lead 9.48%
Platinum 8.53%
Tin 4.74%
Nickel 4.74%
Palladium 1.42%
Crude Oil 47.73%
ICE Brent Oil 31.82%
RBOB Gasoline 6.82%
Natural Gas 6.82%
Heating Oil 4.09%
ICE Gas Oil 2.73%

Product	Code	Exchange	Currency	Weight
Crude Oil	CL	NYMEX	USD	21.00%

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Current Offerings

ELEMENTS℠ Linked to the Rogers International Commodity Index® - Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® - Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Wheat	W	CBOT	USD	7.00%
Corn	C	CBOT	USD	4.75%
Cotton	CT	NYCE	USD	4.05%
Aluminum	LMAH	LME	USD	4.00%
Copper	LMCA	LME	USD	4.00%
Gold	GC	COMEX	USD	3.00%
Natural Gas	NG	NYMEX	USD	3.00%
RBOB Gasoline	XB	NYMEX	USD	3.00%
Soybeans	S	CBOT	USD	3.00%
Coffee	KC	CSCE	USD	2.00%
Lead	LMPB	LME	USD	2.00%
Live Cattle	LC	CME	USD	2.00%
Silver	SI	COMEX	USD	2.00%
Soybean Oil	BO	CBOT	USD	2.00%
Sugar	SB	CSCE	USD	2.00%
Zinc	LMZS	LME	USD	2.00%
Heating Oil	HO	NYMEX	USD	1.80%
Platinum	PL	NYMEX	USD	1.80%
ICE Gas Oil	QS	ICE	USD	1.20%
Cocoa	CC	CSCE	USD	1.00%

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Current Offerings

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

ICE Gas Oil	QS	ICE	USD	1.20%
Cocoa	CC	CSCE	USD	1.00%
Lean Hogs	LH	CME	USD	1.00%
Lumber	LB	CME	USD	1.00%
Nickel	LMNI	LME	USD	1.00%
Rubber	JN	TOCOM	JPY	1.00%
Tin	LMSN	LME	USD	1.00%
Soybean Meal	SM	CBOT	USD	0.75%
Canola	RS	WCE	CAD	0.67%
Orange Juice	JO	NYCE	USD	0.66%
Azuki Beans	JE	TGE	JPY	0.50%
Oats	O	CBOT	USD	0.50%
Rice	RR	CBOT	USD	0.50%
Palladium	PA	NYMEX	USD	0.30%
Barley	WA	WCE	CAD	0.27%
Greasy Wool	OL	SFE	AUS	0.25%

Source: RICI Handbook

Closing Price

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the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Closing Price
*Source: Bloomberg. The "closing price" is the closing market trading price.

Returns
Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing value of the index on the day divided by the initial level. The index factor on the final valuation date will equal the average of the closing values of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing value of the Index on the inception date.

Prospectuses | Legal Information | Privacy Statement

In considering ELEMENTS as an investment, an investor should review ELEMENTS prospectus for the particular offering and discuss the security with legal, tax and financial advisors before taking any action. In the event of any inconsistency between this website and the prospectus for a particular offering of ELEMENTS, you should rely on the prospectus in evaluating that offering. Please review Legal Information and Privacy Statement for additional important legal information and the terms and conditions governing use of this website.

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ELEMENTS

Current Offerings

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Market Data As of market close N.A.

Closing Price	$xx.xx
Net Change:	$xx.xx
% Change:	xx.xx%
52-week High/Low:	$xx.xx/$xx.xx
Volume:	xxxx
20 Day Volume Average:	xxxx
Units Outstanding:	xxxxxxx
Market Capitalization*:	xxxxxxxx

*Market Capitalization = Closing Price x Units Outstanding

No data available at this time

5 Day | 1 Month | 3 Month | 1 Year | 5 Year

Indicative Values

Closing Indicative Value*:		$xx.xx
Weekly Repurchase Value*:		$xx.xx

*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.

Returns As of market close 09/26/2007

Timeframe	1 mo	3 mo	6 mo	YTD	1 yr	3 yr	5 yr	Since Note Inception

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ELEMENTS℠

Current Offerings

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Closing Indicative Value*:		
Weekly Repurchase Value*:		

*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.

Returns As of market close 09/26/2007

Timeframe	1 mo	3 mo	6 mo	YTD	1 yr	3 yr	5 yr	Since Note Inception
Rogers International Commodity Index - Total Return	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%
Rogers International Commodity Index - Agriculture Total Return	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%
RICI-Agriculture ELEMENTS	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%

3yr and 5yr represent annualized returns. The performance quoted represents historical performance and is

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Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
on their investment.
Profile
Issuer: SEK (Aa1/AA+)
Primary Exchange: AMEX
Ticker: RJA
Intraday Indicative Value Ticker: RJAIV
Bloomberg Index Ticker: ROGRAGTR
CUSIP: 870297603
Inception Date:
Maturity Date:
Initial Index Level:
Denomination: $10.00
Short Sales* : Yes on an up or down tick
Yearly Fee* : 0.75%
With short sales, an investor risks paying more for a security than the amount one received from its sale.
Components
As of 04/05/2007
Rogers International Commodity Index® - Total Return℠
Rogers International Commodity Index® - Agriculture Total Return℠
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ELEMENTS
Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
With short sales, an investor risks paying more for a security than the amount one received from its sale.
Components
As of 04/05/2007
Rogers International Commodity Index® - Total Return℠
Rogers International Commodity Index® - Agriculture Total Return℠
Energy 44%
Agriculture 34.90%
Metals 21.10%
Soybean Meal 2.15%
Canola 1.92%
Orange Juice 1.89%
Azuki Beans 1.43%
Greasy Wool 0.72%
Rice 1.43%
Barley 0.77%
Oats 1.43%
Wheat 20.06%
Rubber 2.87%
Sugar 5.73%
Corn 12.61%
Soybean Oil 5.73%
Live Cattle 5.73%
Coffee 5.73%
Cotton 11.00%
Soybeans 8.60%
Lumber 2.87%
Lean Hogs 2.87%
Cocoa 2.87%
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ELEMENTS

Current Offerings

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Product	Code	Exchange	Currency	Weight
Wheat	W	CBOT	USD	20.06%
Corn	C	CBOT	USD	13.51%
Cotton	CT	NYCE	USD	11.50%
Soybeans	S	CBOT	USD	8.60%
Coffee	KC	CSCE	USD	5.73%
Live Cattle	LC	CME	USD	5.73%
Soybean Oil	BO	CBOT	USD	5.73%
Sugar	SB	CSCE	USD	5.73%
Cocoa	CC	CSCE	USD	2.87%
Lean Hogs	LH	CME	USD	2.87%
Lumber	LB	CME	USD	2.87%
Rubber	JN	TOCOM	JPY	2.87%
Soybean Meal	SM	CBOT	USD	2.15%
Canola	RS	WCE	CAD	1.92%
Orange Juice	JO	NYCE	USD	1.89%
Azuki Beans	JE	TGE	JPY	1.43%
Oats	O	CBOT	USD	1.43%

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ELEMENTS
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ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Coffee KC CSCE USD 5.73%
Live Cattle LC CME USD 5.73%
Soybean Oil BO CBOT USD 5.73%
Sugar SB CSCE USD 5.73%
Cocoa CC CSCE USD 2.87%
Lean Hogs LH CME USD 2.87%
Lumber LB CME USD 2.87%
Rubber JN TOCOM JPY 2.87%
Soybean Meal SM CBOT USD 2.15%
Canola RS WCE CAD 1.92%
Orange Juice JO NYCE USD 1.89%
Azuki Beans JE TGE JPY 1.43%
Oats O CBOT USD 1.43%
Rice RR CBOT USD 1.43%
Barley WA WCE CAD 0.77%
Greasy Wool OL SFE AUS 0.72%
Source: RICI Handbook
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the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure Prospectus Printable Format

Market Data | Returns | Profile | Components

Closing Price
*Source: Bloomberg. The "closing price" is the closing market trading price.

Returns
Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other then the final valuation date, will be equal to the closing value of the index on the day divided by the initial level. The index factor on the final valuation date will equal the average of the closing values of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing value of the Index on the inception date.

Prospectuses | Legal Information | Privacy Statement

In considering ELEMENTS as an investment, an investor should review ELEMENTS prospectus for the particular offering and discuss the security with legal, tax and financial advisers before taking any action. In the event of any inconsistency between this website and the prospectus for a particular offering of ELEMENTS, you should rely on the prospectus in evaluating that offering. Please review Legal Information and Privacy Statement for additional important legal information and the terms and conditions governing use of this website.

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ELEMENTS
Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Market Data As of market close N.A.
Closing Price: $xx.xx
Net Change: $xx.xx
% Change: xx.xx%
52-week High/Low: $xx.xx/xx.xx
Volume: xxxx
20 Day Volume Average: xxxx
Units Outstanding: xxxxxxx
Market Capitalization*: xxxxxxxx
*Market Capitalization = Closing Price x Units Outstanding
No data available at this time
5 Day 1 Month 3 Month 1 Year 5 Year
Indicative Values
Closing Indicative Value*: $xx.xx
Weekly Repurchase Value*: $xx.xx
*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.
Returns
As of market close N.A.
Timeframe
1 mo
3 mo
6 mo
YTD
1 yr
3 yr
5 yr
Since Note Inception
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ELEMENTS
Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Closing Indicative Value*:
Weekly Repurchase Value*:
*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.
Returns
As of market close N.A.
Timeframe | 1 mo | 3 mo | 6 mo | YTD | 1 yr | 3 yr | 5 yr | Since Note Inception
Rogers International Commodity Index - Total Return | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx%
Rogers International Commodity - Energy Total Return | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx%
RICI-Energy ELEMENTS | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx% | xx.xx%
3yr and 5yr represent annualized returns. The performance quoted represents historical performance and is not an indication that the return on the ELEMENTS or the underlying index is more or less likely to increase or decrease at any time during the term of the ELEMENTS. There can be no assurance that the future
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Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
not an indication that the return on the ELEMENTS or the underlying index is more or less likely to increase or decrease at any time during the term of the ELEMENTS. There can be no assurance that the future performance of the ELEMENTS or the index will result in holders of the ELEMENTS receiving a positive return on their investment.
Profile
Issuer: SEK (Aa1/AA+)
Primary Exchange: AMEX
Ticker: RJN
Intraday Indicative Value Ticker: RJNIV
Bloomberg Index Ticker: ROGRENTR
CUSIP: 870297306
Inception Date:
Maturity Date:
Initial Index Level:
Denomination: $10.00
Short Sales* : Yes, on an up – or down tick
Yearly Fee* : 0.75%
With short sales, an investor risks paying more for a security than the amount one received from its sale.
Components
As of 04/05/2007
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Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® - Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® - Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Yearly Fee* : 0.75%
With short sales, an investor risks paying more for a security than the amount one received from its sale.
Components
As of 04/05/2007
Rogers International Commodity Index® - Total Return℠
Rogers International Commodity Index® - Energy Total Return℠
Metals 21.10%
Energy 44%
Agriculture 34.90%
Crude Oil 47.73%
RBOB Gasoline 6.82%
Natural Gas 6.82%
ICE Gas Oil 2.73%
Heating Oil 4.09%
ICE Brent Oil 31.82%
Product | Code | Exchange | Currency | Weight
Crude Oil | CL | NYMEX | USD | 47.73%
ICE Brent Oil | CO | ICE | USD | 31.82%
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ELEMENTS

- Current Offerings
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
- ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
- Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components



Energy 44%
Agriculture 34.90%
Natural Gas 6.82%
ICE Gas Oil 2.73%
Heating Oil 4.09%
ICE Brent Oil 31.82%

Product	Code	Exchange	Currency	Weight
Crude Oil	CL	NYMEX	USD	47.73%
ICE Brent Oil	CO	ICE	USD	31.82%
Natural Gas	NG	NYMEX	USD	6.82%
RBOB Gasoline	XB	NYMEX	USD	6.82%
Heating Oil	HO	NYMEX	USD	4.09%
ICE Gas Oil	QS	ICE	USD	2.73%

Source: RICI Handbook

Closing Price

*Source: Bloomberg. The "closing price" is the closing market trading price.

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Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Closing Price
*Source: Bloomberg. The "closing price" is the closing market trading price.
Returns
Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.
ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.
Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.
Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.
Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing value of the index on the day divided by the initial level. The index factor on the final valuation date will equal the average of the closing values of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing value of the Index on the inception date.
© 2007 MLPF&S Inc. All Rights Reserved.
Prospectuses | Legal Information | Privacy Statement
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Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS℠ Linked to the Rogers International Commodity Index® Metals Total Return℠
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Product Brochure
Prospectus
Printable Format
Market Data
Returns
Profile
Components
Market Data As of market close N.A.
Closing Price: $xx.xx
Net Change: $xx.xx
% Change: xx.xx%
52-week High/Low: $xx.xx/$xx.xx
Volume: xxxx
20 Day Volume Average: xxxx
Units Outstanding: xxxxxxx
Market Capitalization*: xxxxxxxx
*Market Capitalization = Closing Price x Units Outstanding
No data available at this time
5 Day
1 Month
3 Month
1 Year
5 Year
Indicative Values
Closing Indicative Value*: $xx.xx
Weekly Repurchase Value*: $xx.xx
*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.
Returns
As of market close N.A.
Timeframe
1 mo
3 mo
6 mo
YTD
1 yr
3 yr
5 yr
Since Note Inception
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ELEMENTS

- Current Offerings
- ELEMENTS℠ Linked to the Rogers International Commodity Index® - Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® - Agriculture Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
- ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
- Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® Metals Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Closing Indicative Value*:		
Weekly Repurchase Value*:		

*Source: Bloomberg. The "weekly repurchase value" and "closing indicative value" are historical, do not guarantee future performance, and are shown for illustrative purposes only. The repurchase value will apply to any repurchase by the issuer.

Returns As of market close N.A.

Timeframe	1 mo	3 mo	6 mo	YTD	1 yr	3 yr	5 yr	Since Note Inception
Rogers International Commodity Index - Total Return	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%
Rogers International Commodity Index - Metals Total Return	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%
RICI- Metals ELEMENTS	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%	xx.xx%

3yr and 5yr represent annualized returns. The performance quoted represents historical performance and is not an indication that the return on the ELEMENTS or the underlying index is more or less likely to increase or decrease at any time during the term of the ELEMENTS. There can be no assurance that the future

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ELEMENTS™

- Current Offerings
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
- ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
- Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® Metals Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

not an indication that the return on the ELEMENTS or the underlying index is more or less likely to increase or decrease at any time during the term of the ELEMENTS. There can be no assurance that the future performance of the ELEMENTS or the index will result in holders of the ELEMENTS receiving a positive return on their investment.

Profile

Issuer: SEK (Aa1/AA+)
Primary Exchange: AMEX
Ticker: RJZ
Intraday Indicative Value Ticker: RJZIV
Bloomberg Index Ticker: ROGRIMTR
CUSIP: 870297405
Inception Date:
Maturity Date:
Initial Index Level:
Denomination: $10.00
Short Sales* : Yes, on an up – or down tick
Yearly Fee* : 0.75%

With short sales, an investor risks paying more for a security than the amount one received from its sale.

Components As of 04/05/2007

Rogers International Commodity Index®

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ELEMENTS™

Current Offerings

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® Metals Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Yearly Fee* : 0.75%

With short sales, an investor risks paying more for a security than the amount one received from its sale.

Components As of 04/05/2007


Rogers International Commodity Index® - Total Return℠
Rogers International Commodity Index® - Metals Total Return℠
Agriculture 34.90%
Metals 21.10%
Energy 44%
Aluminum 18.96%
Palladium 1.42%
Tin 4.74%
Nickel 4.74%
Platinum 8.53%
Copper 18.96%
Gold 14.22%
Zinc 9.48%
Silver 9.48%
Lead 9.48%

Product	Code	Exchange	Currency	Weight
Aluminum	LMAH	LME	USD	18.96%
Copper	LMCA	LME	USD	18.96%



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ELEMENTS

Current Offerings

- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
- ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS℠ Linked to the Rogers International Commodity Index® Metals Total Return℠

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Metals 21.10%
Energy 44%
Nickel 4.74%
Platinum 8.53%
Copper 18.96%
Gold 14.22%
Zinc 9.48%
Silver 9.48%
Lead 9.48%

Product	Code	Exchange	Currency	Weight
Aluminum	LMAH	LME	USD	18.96%
Copper	LMCA	LME	USD	18.96%
Gold	GC	COMEX	USD	14.22%
Lead	LMPB	LME	USD	9.48%
Silver	SI	COMEX	USD	9.48%
Zinc	LMZS	LME	USD	9.48%
Platinum	PL	NYMEX	USD	8.53%
Nickel	LMNI	LME	USD	4.74%
Tin	LMSN	LME	USD	4.74%
Palladium	PA	NYMEX	USD	1.42%

Source: RICI Handbook

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the Rogers International Commodity Index® – Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠

ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠

ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Printable Format

Market Data | Returns | Profile | Components

Closing Price
*Source: Bloomberg. The "closing price" is the closing market trading price.

Returns
Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other then the final valuation date, will be equal to the closing value of the index on the day divided by the initial level. The index factor on the final valuation date will equal the average of the closing values of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing value of the Index on the inception date.

Prospectuses | Legal Information | Privacy Statement

In considering ELEMENTS as an investment, an investor should review ELEMENTS prospectus for the particular offering and discuss the security with legal, tax and financial advisors before taking any action. In the event of any inconsistency between this website and the prospectus for a particular offering of ELEMENTS, you should rely on the prospectus in evaluating that offering. Please review Legal Information and Privacy Statement for additional important legal information and the terms and conditions governing use of this website.

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About ELEMENTS
ELEMENTS are...
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
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Benefits & Risks of ELEMENTS
ELEMENTS vs. Comparable Products
ELEMENTS Tax Efficiency
How to Trade ELEMENTS
Press Releases
Prospectuses
Featured ELEMENTS Products
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Total Return℠
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ELEMENTS℠ Linked to the Rogers International Commodity Index® — Agriculture Total Return℠
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ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
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ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
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ELEMENTS℠ Linked to the SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
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ELEMENTS
Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS Products - Current Offerings
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Printable Format
ELEMENTS Linked to the Rogers International Commodity Index℠ – Total Return℠ (RJI)
This offering is designed to track the performance of the Rogers International Commodity Index® – Total ReturnSM, an index designed to provide investors with exposure to commodities consumed in the global economy.
Closing Price: $xx.xx
Change:
52-week High/Low:
Volume: 0
Yearly Fee: 0.75%
Maturity Date:
Issuer: SEK (Aa1/AA+)
As of market close N.A.
No data available at this time
Product Brochure
Prospectus
ELEMENTS Linked to the Rogers International Commodity Index℠ – Agriculture Total Return℠ (RJA)
This offering is designed to track the performance of the Rogers International Commodity Index® – Agriculture Total ReturnSM, an index designed to provide investors with exposure to commodities in the agriculture sub-sector.
Closing Price: $xx.xx
Change:
52-week High/Low:
Volume:
Yearly Fee: 0.75%
Maturity Date:
Issuer: SEK (Aa1/AA+)
No data available at this time
Product Brochure
Prospectus
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ELEMENTS
Current Offerings
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas
Prospectuses
ELEMENTS Products - Current Offerings
ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.
Printable Format
Return℠ (RJN)
This offering is designed to track the performance of the Rogers International Commodity Index – Energy Total Return, an index designed to provide investors with exposure to commodities in the energy sub-sector.
Closing Price: $XX.XX
Change:
52-week High/Low:
Volume:
Yearly Fee: 0.75%
Maturity Date:
Issuer: SEK (Aa1/AA+)
As of market close N.A.
No data available at this time
Product Brochure
Prospectus
ELEMENTS Linked to the Rogers International Commodity Index® – Metals Total Return℠ (RJZ)
This offering is designed to track the performance of the Rogers International Commodity Index – Metals Total Return, an index designed to provide investors with exposure to commodities in the metals sub-sector
Closing Price: $XX.XX
Change:
52-week High/Low:
Volume:
Yearly Fee: 0.75%
Maturity Date:
Issuer: SEK (Aa1/AA+)
As of market close N.A.
No data available at this time
Product Brochure
Prospectus
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ELEMENTS™

Current Offerings

- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Energy Total Return℠
- ELEMENTS℠ Linked to the Rogers International Commodity Index® — Metals Total Return℠
- ELEMENTS℠ Linked to SPECTRUM Large Cap U.S. Sector Momentum Index developed by BNP Paribas

Prospectuses

ELEMENTS Products - Prospectuses

ELEMENTS are exchange-traded notes designed to track the total return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Printable Format

Issuer	ELEMENTS	Inception Date	Maturity	Type	Format
Swedish Export Credit Corporation	ELEMENTS Linked to the Rogers International Commodity Index® - Total ReturnSM (RJI)			Prospectus	
Swedish Export Credit Corporation	ELEMENTS Linked to the Rogers International Commodity Index® - Agriculture Total ReturnSM (RJA)			Prospectus	
Swedish Export Credit Corporation	ELEMENTS Linked to the Rogers International Commodity Index® - Energy Total ReturnSM (RJN)			Prospectus	
Swedish Export Credit Corporation	ELEMENTS Linked to the Rogers International Commodity Index® - Metals Total ReturnSM (RJZ)			Prospectus	
Swedish Export Credit Corporation	ELEMENTS Linked to the SPECTRUM Large Cap U.S. Sector Momentum Index (EEH)	08/01/2007	08/08/2022	Prospectus	

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ELEMENTS™

- Index Providers
- Issuers
- Distributors
- Exchanges

ELEMENTS Partners - Exchanges

ELEMENTS are exchange-traded notes brought to the market through industry-wide partnerships among **Index Providers, Investment Grade Issuers, Distributors** and **Securities Exchanges.**

Index Providers develop unique and robust total return market indices to be used in connection with ELEMENTS. Investors will get access to these indices via ELEMENTS, which are debt securities of Investment Grade Issuers. Distributors bring ELEMENTS to brokerage firms, so individual investors can easily access ELEMENTS via a broker or financial advisor. All ELEMENTS will be listed on a U.S. Securities Exchange.

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American Stock Exchange® (AMEX®)

The American Stock Exchange® (Amex®) offers trading across a full range of equities, options and exchange traded funds, including structured products and HOLDRS℠. The Amex is also one of the largest options exchanges in the U.S., trading options on broad-based and sector indexes as well as domestic and foreign stocks.

New York Stock Exchange® (NYSE®)

The NYSE® is the worlds largest and most liquid cash equities exchange. The NYSE provides a reliable, orderly, liquid and efficient marketplace where investors buy and sell listed companies common stock and other securities.

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